UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22391
Nuveen Taxable Municipal Income Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: March 31
Date of reporting period: September 30, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 September 2019

Nuveen Municipal Closed-End Funds

NBB Nuveen Taxable Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	8

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Shareholder Meeting Report	15

Portfolio of Investments	16

Statement of Assets and Liabilities	24

Statement of Operations	25

Statement of Changes in Net Assets	26

Statement of Cash Flows	27

Financial Highlights	28

Notes to Financial Statements	30

Additional Fund Information	41

Glossary of Terms Used in this Report	42

Reinvest Automatically, Easily and Conveniently	44

Annual Investment Management Agreement Approval Process	45

Chair’s Letter
 to Shareholders

Dear Shareholders,
Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.
Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.
At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
November 22, 2019

Portfolio Manager’s Comments
Nuveen Taxable Municipal Income Fund (NBB)
The Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, discusses key investment strategies and the six-month performance of the Nuveen Taxable Municipal Income Fund (NBB). Dan has managed NBB since its inception in April 2010.
What key strategies were used to manage NBB during the six-month reporting period ended September 30, 2019?
The Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. The Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities, which make up approximately 80% of its managed assets. Under normal circumstances, the Fund may invest 20% of its managed assets in securities other than taxable municipal securities including tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of the Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by NAM. In addition, the Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. The Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities.
Municipal bonds gained in the six-month reporting period, led by lower rated and longer duration structures. Interest rates declined significantly in the reporting period as the Federal Reserve cut its policy rate twice in 2019, a reversal of its rate-raising stance throughout 2018, to help extend the economic cycle. Municipal bond prices rose as yields fell, most prominently at the longer end of the yield curve. Favorable credit fundamentals and a supply-demand imbalance further aided municipal bond performance. A notable trend in 2019 so far has been the record pace of inflows into municipal bond funds, which has continued to exceed the modest rise in issuance. We would also point out that taxable municipal bond issuance has increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
With the Fund’s contingent term mandate no longer a consideration in our evaluation of investment candidates, we have a broader universe of bonds to select from. We took advantage of the mandate expansion to invest in higher yielding bonds that may offer less liquidity, although these opportunities were somewhat less prevalent given the low prevailing interest rates during the reporting period. Additions to the portfolio included three lower rated health care bonds (Oklahoma University, Mississippi Baptist Memorial Health and Montefiore Medical Center), a transportation bond for a Portland (Oregon) car rental facility, Municipal Electric Authority of Georgia (commonly known as MEAGs), Chicago Board of Education and Queens Baseball Stadium. We also bought a smaller position in Fort Worth Special Tax Revenue bonds, which offered a lower yield than some of the other purchases made during the reporting period. Our buying was funded by the proceeds of called and maturing bonds, as well as the sale of pre-refunded bonds that were nearing maturity.
How did the Fund perform for the six-month reporting period ended September 30, 2019?
The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total return for the six-month, one-year, five-year and since inception periods ended September 30, 2019. The Fund’s total returns on common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the six-month reporting period ended September 30, 2019, the total returns on common share net asset value (NAV) for NBB underperformed the return for the Bloomberg Barclays Taxable Municipal Long Bond Index.
The Fund’s positioning produced mixed results in this reporting period. The Fund’s yield curve positioning was at a slight disadvantage because of an overweight to zero to 2-year bonds. Shorter bonds underperformed during this reporting period as the yield curve flattened and long bonds outperformed. Many of the Fund’s short maturity bonds are legacy positions that were bought when prevailing interest rates were meaningfully higher. As these legacy bonds rolled down the curve, we have continued to hold them for the income earnings they generate. The Fund’s credit ratings allocations were also a modest detractor. While an overweight allocation to BBB rated credits was beneficial, the Fund’s exposure to non-rated bonds had a negative impact on performance. Sector allocation and credit selection, however, were positive contributors to performance. An overweight allocation to the electric utilities sector was strongly beneficial, offsetting negative performance from hospital exposure. Our credit selection was favorable largely due to the strong performance of tender option bond positions, whose long duration structures benefited as long duration bonds outperformed the market in this reporting period.
The largest driver of relative underperformance was the Fund’s exposure to interest rate futures and swaps. As part of its approach to investing, the Fund uses an integrated leverage and hedging strategy in an effort to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. As part of this integrated strategy, NBB used inverse floating rate securities and reverse repurchase agreements (known as reverse repos) as leverage to potentially magnify performance. During this reporting period, the Fund used interest rate swaps to reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Taxable Municipal Long Bond Index. In addition, the Fund entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates and credit spread contraction over this reporting period, the use of inverse floaters contributed positively to performance but the gains were more than offset by the negative impact of the duration-shortening swaps. Leverage is discussed in more detail later in this report. The Fund also managed the duration of its portfolio by shorting interest rate futures contracts, which had a negative impact on performance during the reporting period.

Fund Leverage
IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through reverse repurchase agreements and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund used leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
NBB’s use of leverage had a positive impact on total return performance during this reporting period.
As of September 30, 2019, the Fund’s percentages of leverage are as shown in the accompanying table.

NBB
Effective Leverage*	36.19%
Regulatory Leverage*	0.00%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE
Reverse Repurchase Agreements
As noted previously, the Fund utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
April 1, 2019	Purchases	Sales	September 30, 2019	Average Balance Outstanding	Purchases	Sales	November 26, 2019
$107,175,000	$64,000,000	$(14,250,000)	$156,925,000	$147,378,552	$1,500,000	$ —	$158,425,000

Refer to Notes to Financial Statements, Note 8 - Fund Leverage, Reverse Repurchase Agreements for further details.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of September 30, 2019. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2019	$0.1030
May	0.1030
June	0.1030
July	0.1030
August	0.1030
September 2019	0.0975
Total Distributions from Net Investment Income	$0.6125

Yields
Market Yield*	5.25%

* Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2019, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

NBB
Common shares cumulatively repurchased and retired	—
Common shares authorized for repurchase	2,735,000

OTHER COMMON SHARE INFORMATION
As of September 30, 2019, and during the current reporting period, the Fund’s common share prices were trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

NBB
Common share NAV	$22.51
Common share price	$22.29
Premium/(Discount) to NAV	(0.98)%
6-month average premium/(discount) to NAV	(2.74)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Taxable Municipal Income Fund (NBB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.
Investment Policy Update
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on the Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.

NBB	Nuveen Taxable Municipal Income Fund Performance Overview and Holding Summaries as of September 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2019

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NBB at Common Share NAV	8.39%	12.86%	6.07%	8.16%
NBB at Common Share Price	11.76%	18.33%	8.24%	7.89%
Bloomberg Barclays Taxable Municipal Long Bond Index	9.56%	16.71%	6.84%	7.90%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NBB	Performance Overview and Holding Summaries as of September 30, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	131.2%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations
& Reverse Repurchase Agreements	134.1%
Floating Rate Obligations	(8.6)%
Reverse Repurchase Agreements	(25.5)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.2%
AAA	3.5%
AA	56.2%
A	15.4%
BBB	9.9%
BB or Lower	3.0%
N/R (not rated)	3.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	33.5%
Utilities	15.3%
Transportation	14.5%
Water and Sewer	12.1%
Tax Obligation/General	11.8%
Health Care	4.8%
Other	8.0%
Total	100%

States and Territories
(% of total municipal bonds)
California	22.5%
New York	14.0%
Illinois	9.5%
Texas	6.6%
Ohio	6.5%
Georgia	4.9%
Virginia	4.6%
Washington	3.8%
New Jersey	2.9%
South Carolina	2.6%
Oklahoma	2.6%
Other	19.5%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 7, 2019 for NBB; at this meeting the shareholders were asked to elect Board Members.

NBB
Common
shares
William C. Hunter
For	23,597,465
Withhold	549,837
Total	24,147,302
Judith M. Stockdale
For	23,618,523
Withhold	528,779
Total	24,147,302
Carole E. Stone
For	23,626,400
Withhold	520,902
Total	24,147,302
Margaret L. Wolff
For	23,642,647
Withhold	504,655
Total	24,147,302

NBB	Nuveen Taxable Municipal Income Fund Portfolio of Investments September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 131.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 131.2% (100.0% of Total Investments)
	Arizona – 1.2% (0.9% of Total Investments)
$ 2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	10/19 at 102.50	BB	$ 2,035,680
	Basis Schools, Inc Projects, Series 2018A, 6.000%, 7/01/33, 144A
5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34, (4)	7/20 at 100.00	Aa2	5,171,050
7,000	Total Arizona			7,206,730
	California – 29.5% (22.5% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Special Tax Bonds,
	Community Facilities District 2004-1 Seismic Safety Improvements 690 & 942 Market Street
	Project, Taxable Refunding:
1,950	5.100%, 9/01/28	No Opt. Call	N/R	2,044,633
6,125	5.500%, 9/01/38	9/28 at 100.00	N/R	6,474,799
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,713,600
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
75	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	No Opt. Call	AA–	92,130
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 6.793%, 4/01/30
600	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA	888,846
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
150	California School Finance Authority, Charter School Revenue Bonds, iIty Charter School	No Opt. Call	N/R	150,602
	Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20, 144A
4,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	No Opt. Call	AA–	7,263,946
	Build America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	AA–	2,098,646
	Build America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,010	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	10,454,504
	2010B, 6.484%, 11/01/41, (4)
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond	3/20 at 100.00	AA	7,284,835
	Series 2010, 7.950%, 3/01/36, (4)
4,110	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond	No Opt. Call	AA	6,962,052
	Series 2010, 7.600%, 11/01/40, (4)
2,720	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	No Opt. Call	BB	2,967,112
	Linda University Medical Center, Series 2014B, 6.000%, 12/01/24
	Los Angeles Community College District, California, General Obligation Bonds, Build
	America Taxable Bonds, Series 2010:
8,500	6.600%, 8/01/42, (4)	No Opt. Call	Aa1	13,651,510
10,000	6.600%, 8/01/42 (UB) (4)	No Opt. Call	AA+	16,060,600
2,000	Los Angeles Community College District, Los Angeles County, California, General	No Opt. Call	AA+	8,756,220
	Obligation Bonds, Tender Option Bond Trust 2016-TXG002, 23.281%, 8/01/49, 144A (IF) (4)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,
	Multiple Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA+	2,847,880
11,380	7.618%, 8/01/40, (4)	No Opt. Call	AA+	18,461,319
9,390	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	12,742,418
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39, (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010A:
$ 80	5.716%, 7/01/39	No Opt. Call	AA	$ 112,336
725	6.166%, 7/01/40	7/20 at 100.00	AA	747,120
1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	No Opt. Call	AA	2,692,377
	Federally Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
4,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds,	No Opt. Call	AA+	17,252,440
	Tender Option Bond Trust 2016-XFT906, 22.165%, 7/01/50, 144A (IF) (4)
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	A+	5,482,117
	Series 2015, 5.637%, 4/01/50
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	No Opt. Call	AAA	3,293,906
	Bonds, Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48, (4)
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	AA–	2,449,110
	Bonds, Taxable Build America Bond Series 2010G, 6.950%, 11/01/50
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	1,624,680
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E,
	8.406%, 8/01/39
	San Francisco City and County, California, Certificates of Participation, 525 Golden
	Gate Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901:
2,000	21.156%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	6,754,020
4,000	21.156%, 11/01/41, 144A (IF) (4)	No Opt. Call	AA+	13,508,040
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A (5)	317,611
	Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)
2,000	University of California Regents, Medical Center Pooled Revenue Bonds, Taxable Build	No Opt. Call	AA–	3,025,580
	America Bond Series 2010H, 6.548%, 5/15/48, (4)
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable	No Opt. Call	AA–	3,485,382
	Bond Series 2010F, 5.946%, 5/15/45
108,535	Total California			181,660,371
	Colorado – 2.0% (1.5% of Total Investments)
4,325	Colorado Bridge Enterprise, Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	6,147,382
	6.078%, 12/01/40, (4)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable	No Opt. Call	AA+	4,100,308
	Bonds, Series 2009C, 5.664%, 12/01/33
1,230	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	No Opt. Call	AA+	1,883,954
	Build America Series 2010B, 5.844%, 11/01/50
8,655	Total Colorado			12,131,644
	Connecticut – 1.3% (1.0% of Total Investments)
7,655	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R	8,041,042
	Revenue Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone
	Economic Development Bond Series, 12.500%, 4/01/39
	Georgia – 6.5% (4.9% of Total Investments)
3,540	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	3,820,049
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47, (4)
1,111	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable	No Opt. Call	A	1,586,763
	Build America Bonds Series 2010A, 6.655%, 4/01/57
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds,
	Refunding Taxable Build America Bonds Series 2010A:
5,984	7.055%, 4/01/57 – AGM Insured	No Opt. Call	AA	9,300,034
17,900	7.055%, 4/01/57	No Opt. Call	BBB+	25,262,449
28,535	Total Georgia			39,969,295

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 12.4% (9.5% of Total Investments)
$ 4,030	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	AA	$ 4,974,108
	Series 2010C, 6.319%, 11/01/29 – BAM Insured
8,080	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable	No Opt. Call	AA	10,886,023
	Build America Bonds, Series 2010B, 6.200%, 12/01/40
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third
	Lien, Build America Taxable Bond Series 2010B:
12,430	6.845%, 1/01/38	1/20 at 100.00	A	12,573,069
355	6.395%, 1/01/40	No Opt. Call	A	526,511
1,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond	No Opt. Call	AA–	1,410,570
	Series 2010B, 6.900%, 1/01/40
2,105	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B,	No Opt. Call	AA–	3,031,053
	6.742%, 11/01/40
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	2,439,860
	7.350%, 7/01/35
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	16,421,440
	6.725%, 4/01/35
11,912	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable	No Opt. Call	AA–	16,355,295
	Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34, (4)
2,420	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable	No Opt. Call	AA–	3,300,493
	Bonds, Senior Lien Series 2009B, 5.851%, 12/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,010,220
400	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	544,396
	Project, Build America Bond Series 2009C, 6.859%, 1/01/39
1,285	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State	No Opt. Call	A2	1,932,434
	Project, Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
62,017	Total Illinois			76,405,472
	Indiana – 2.2% (1.7% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series	6/20 at 100.00	AAA	5,126,100
	2010B, 5.636%, 6/01/35, (4)
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series	No Opt. Call	AA+	6,989,250
	2010A-2, 6.004%, 1/15/40
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds,	No Opt. Call	AA+	1,376,250
	Series 2010B-2, 6.116%, 1/15/40, (4)
11,000	Total Indiana			13,491,600
	Kentucky – 2.3% (1.8% of Total Investments)
	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project,
	Tender Option Bond Trust 2016-XFT902:
1	21.009%, 9/01/37, 144A – AGM Insured (IF) (4)	9/20 at 100.00	AA	1,206
4,999	21.009%, 9/01/37, 144A – AGM Insured (Pre-refunded 9/01/20) (IF) (4)	9/20 at 100.00	AA (5)	6,030,294
5,450	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and	No Opt. Call	AA	8,189,824
	Drainage System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43, (4)
10,450	Total Kentucky			14,221,324
	Louisiana – 3.3% (2.5% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable	2/20 at 100.00	AA	20,610,480
	Bonds, Series 2010B, 6.087%, 2/01/45 (UB) (4)
	Massachusetts – 1.9% (1.5% of Total Investments)
4,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender	No Opt. Call	AA+	11,766,800
	Option Bond Trust 2016-XFT907, 17.993%, 6/01/40, 144A (IF) (4)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.2% (0.9% of Total Investments)
$ 7,450	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	No Opt. Call	B–	$ 7,549,755
	Bonds, Taxable Turbo Series 2006A, 7.309%, 6/01/34
	Mississippi – 0.8% (0.6% of Total Investments)
2,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	No Opt. Call	BBB+	2,034,240
	Healthcare, Taxable Series 2016B, 3.720%, 9/01/26
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F,	No Opt. Call	AA	2,659,126
	5.245%, 11/01/34
4,085	Total Mississippi			4,693,366
	Nevada – 0.9% (0.7% of Total Investments)
3,300	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond	No Opt. Call	Aa2	5,418,303
	Series 2010C, 6.820%, 7/01/45, (4)
	New Jersey – 3.8% (2.9% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	6/20 at 100.00	A–	1,025,330
	Program Bonds, Build America Bond Series 2010CC-1, 6.425%, 12/15/35
3,000	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	4,839,750
	7.414%, 1/01/40
8,805	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	13,827,812
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa3	2,733,180
	2010H, 5.665%, 5/01/40, (4)
530	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	No Opt. Call	BBB+	724,553
	Build America Bond Series 2009A-5, 7.000%, 11/01/38
15,335	Total New Jersey			23,150,625
	New York – 18.4% (14.0% of Total Investments)
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,
	Taxable Series 2018B:
5,000	5.096%, 8/01/34	No Opt. Call	BBB	5,954,800
1,415	4.946%, 8/01/48 – AGM Insured	8/28 at 100.00	AA	1,579,395
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	32,985,500
	Build America Taxable Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	No Opt. Call	AA+	5,194,200
	Tender Option Bond Trust 2016-XFT903, 16.606%, 3/15/40, 144A (IF) (4)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America	No Opt. Call	A	7,022,190
	Taxable Bond Series 2010B, 5.850%, 5/01/41
1,410	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	2,269,226
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39, (4)
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	AA–	1,842,605
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
	New York City Industrial Development Agency, New York, Installment Purchase and Lease
	Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
970	6.027%, 1/01/46 – AMBAC Insured	No Opt. Call	BBB	1,106,605
2,000	6.027%, 1/01/46 – AGM Insured	No Opt. Call	A2	2,628,280
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA:
1,000	5.790%, 6/15/41, (4)	6/20 at 100.00	AA+	1,026,000
1,500	5.440%, 6/15/43, (4)	No Opt. Call	AA+	2,092,020
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD:
2,025	5.952%, 6/15/42 (UB)	No Opt. Call	AA+	2,979,079
2,595	5.952%, 6/15/42, (4)	No Opt. Call	AA+	3,817,634

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	$ 12,183,563
	Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust 2016-XFT908,
	18.515%, 6/15/44, 144A (IF)
10,905	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	No Opt. Call	AA	15,614,106
	Fiscal 2011 Taxable Build America Bond Series 2010S-1B, 6.828%, 7/15/40, (4)
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	13,447,800
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40, (4)
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America	12/20 at 100.00	Aa1	1,580,385
	Bonds, Series 2010-F1, 6.646%, 12/01/31, (4)
77,285	Total New York			113,323,388
	Ohio – 8.5% (6.5% of Total Investments)
6,350	American Municipal Power Inc, Ohio, Combined Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	10,340,594
	America Bond Series 2010B, 7.834%, 2/15/41
1,500	American Municipal Power Inc, Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,429,280
	America Bond Series 2010B, 7.499%, 2/15/50
6,690	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds,	No Opt. Call	A1	9,771,481
	Build America Bond Series 2009C, 6.053%, 2/15/43
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	No Opt. Call	AA	30,153
	Taxable Series 2013B, 4.532%, 1/01/35
17,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build	11/20 at 100.00	AA+ (5)	18,667,709
	America Taxable Bonds, Series 2010, 6.038%, 11/15/40 (Pre-refunded 11/15/20), (4)
10,575	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue	1/26 at 100.00	N/R	10,762,706
	Bonds, Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien
	Series 2016A, 6.600%, 1/01/39
635	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	No Opt. Call	N/R	632,390
	Taxable Series 2016A-2, 8.500%, 1/15/22, 144A
43,625	Total Ohio			52,634,313
	Oklahoma – 3.4% (2.6% of Total Investments)
18,200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	21,185,164
	Project, Taxable Series 2018D, 5.450%, 8/15/28
	Oregon – 2.2% (1.7% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally	5/20 at 100.00	AA (5)	4,507,840
	Taxable Build America Bonds, Tender Option Bond Trust 2016-TXG001, 19.977%, 5/01/35, 144A
	(Pre-refunded 5/01/20) (IF) (4)
1,500	Port of Portland, Oregon, Portland International Airport Customer Facility Charge	7/29 at 100.00	A–	1,650,105
	Revenue Bonds, Taxable Series 2019, 4.067%, 7/01/39
7,230	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	No Opt. Call	A3 (5)	7,264,858
	Tribal Economic Development Bond Pelton Round Butte Project, Refunding Series 2009A, 8.250%,
	11/01/19 (ETM)
12,730	Total Oregon			13,422,803
	Pennsylvania – 1.4% (1.1% of Total Investments)
1,915	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build	No Opt. Call	A1	2,590,727
	America Taxable Bonds, Series 2009D, 6.218%, 6/01/39
1,640	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	2,288,079
	Series 2009A, 6.105%, 12/01/39
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	A+	3,738,609
	Series 2010B, 5.511%, 12/01/45
6,270	Total Pennsylvania			8,617,415

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.5% (2.6% of Total Investments)
	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,
	Federally Taxable Build America Series 2010C:
$ 2,000	6.454%, 1/01/50 – AGM Insured	No Opt. Call	AA	$ 3,144,320
8,980	6.454%, 1/01/50 (UB)	No Opt. Call	A	13,962,732
210	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	A	792,618
	Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 21.120%, 1/01/50, 144A (IF)
2,585	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	No Opt. Call	AA	3,544,268
	Series 2013C, 5.784%, 12/01/41 – AGM Insured
13,775	Total South Carolina			21,443,938
	Tennessee – 3.3% (2.5% of Total Investments)
1,500	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	No Opt. Call	A	1,957,065
	Project, Series 2018B, 5.308%, 4/01/48
5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	A+	7,578,300
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2,
	7.431%, 7/01/43
7,350	Metropolitan Government Nashville & Davidson County Convention Center Authority,	No Opt. Call	AA	10,949,809
	Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series
	2010B, 6.731%, 7/01/43, (4)
13,850	Total Tennessee			20,485,174
	Texas – 8.7% (6.6% of Total Investments)
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,700,696
	Series 2009B, 5.999%, 12/01/44
13,500	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds,	No Opt. Call	A	19,350,900
	Build America Taxable Bonds, Series 09B, 7.088%, 1/01/42
1,000	Fort Worth, Tarrant, Denton, Parker, Johnson, and Wise Counties, Texas, Special Tax	9/24 at 100.00	AA+	1,055,620
	Revenue Bonds, Taxable Series 2017B, 4.238%, 3/01/47
10,285	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series	No Opt. Call	A+	16,862,052
	2009B, 6.718%, 1/01/49
5,720	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa1 (5)	5,850,587
	2010-B2, 8.910%, 2/01/30 (Pre-refunded 2/01/20)
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America	No Opt. Call	AA+	1,429,510
	Taxable Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	12,016
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,169,350
	6.038%, 8/01/40 (Pre-refunded 8/01/20), (4)
39,035	Total Texas			53,430,731
	Utah – 0.7% (0.5% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build	4/20 at 100.00	AA+	4,071,160
	America Bonds, Series 2010A, 5.700%, 10/01/40, (4)
	Virginia – 6.1% (4.6% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien, Build America Bond
	Series 2009D:
1,000	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	1,705,760
10,260	7.462%, 10/01/46	No Opt. Call	BBB+	17,243,366
11,260	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	6/25 at 100.00	B–	10,850,699
	Bonds, Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
6,115	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 117.16	N/R	7,533,497
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018B, 12.000%,
	4/01/48, 144A
28,635	Total Virginia			37,333,322

NBB	Nuveen Taxable Municipal Income Fund
Portfolio of Investments (continued)
September 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.9% (3.8% of Total Investments)
$ 4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	$ 10,729,920
	America Bonds, Tender Option Bond Trust 2016-XFT905, 17.471%, 2/01/40, 144A (IF) (4)
14,025	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	No Opt. Call	AA–	19,691,661
	Bonds, Build America Taxable Bond Series 2010B, 6.790%, 7/01/40, (4)
18,025	Total Washington			30,421,581
	West Virginia – 0.8% (0.6% of Total Investments)
4,795	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed	6/25 at 100.00	B+	4,966,277
	Bonds, Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 578,592	Total Long-Term Investments (cost $610,974,602)			807,652,073
	Floating Rate Obligations – (8.6)%			(53,090,000)
	Reverse Repurchase Agreements – (25.5)% (6)			(156,925,000)
	Other Assets Less Liabilities – 2.9% (7)			18,181,225
	Net Assets Applicable to Common Shares – 100%			$ 615,818,298

Investments in Derivatives
Futures Contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury Ultra Bond	Short	(1,107)	12/19	$(217,632,977)	$(212,440,219)	$5,192,758	$(69,188)

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$15,000,000	Receive	3-Month LIBOR	2.723%	Semi-Annually	4/22/20	4/22/35	$(2,182,327)	$623	$(2,182,950)	$10,636

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions and/or reverse repurchase agreements. As of the end of the reporting period, investments with a value of $207,293,779 have been pledged as collateral for reverse repurchase agreements.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Reverse Repurchase Agreements as a percentage of Total Investments is 19.4%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2019 (Unaudited)

Assets
Long-term investments, at value (cost $610,974,602)	807,652,073
Cash collateral at broker for investments in futures contracts(1)	5,313,600
Cash collateral at broker for investments in swaps(1)	15,953,046
Interest rate swaps premiums paid	623
Receivable for:
Interest	12,404,936
Investments sold	23,752
Variation margin on swap contracts	10,636
Other assets	55,095
Total assets	841,413,761
Liabilities
Cash overdraft	1,526,371
Reverse repurchase agreements	156,925,000
Floating rate obligations	53,090,000
Payable for:
Dividends	2,578,694
Interest	484,394
Investments purchased	10,275,162
Variation margin on futures contracts	69,188
Accrued expenses:
Management fees	463,460
Trustees fees	56,473
Other	126,721
Total liabilities	225,595,463
Net assets applicable to common shares	$615,818,298
Common shares outstanding	27,355,891
Net asset value (“NAV”) per common share outstanding	$22.51

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$273,559
Paid-in surplus	497,591,866
Total distributable earnings	117,952,873
Net assets applicable to common shares	$615,818,298
Authorized common shares	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended September 30, 2019 (Unaudited)

Investment Income	$15,799,159
Expenses
Management fees	2,731,980
Interest expense	2,681,443
Custodian fees	38,519
Trustees fees	7,399
Professional fees	28,545
Shareholder reporting expenses	40,012
Shareholder servicing agent fees	79
Stock exchange listing fees	5,383
Investor relations expenses	17,601
Other	104,464
Total expenses	5,655,425
Net investment income (loss)	10,143,734
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	949,520
Futures contracts	(30,946,930)
Swaps	(10,231,106)
Change in net unrealized appreciation (depreciation) of:
Investments	65,667,506
Futures contracts	10,680,142
Swaps	2,212,931
Net realized and unrealized gain (loss)	38,332,063
Net increase (decrease) in net assets applicable to common shares from operations	$48,475,797

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/19	3/31/19
Operations
Net investment income (loss)	$10,143,734	$30,864,635
Net realized gain (loss) from:
Investments	949,520	(5,357,815)
Futures contracts	(30,946,930)	(5,165,501)
Swaps	(10,231,106)	2,932,852
Change in net unrealized appreciation (depreciation) of:
Investments	65,667,506	10,449,587
Futures contracts	10,680,142	(5,487,384)
Swaps	2,212,931	(7,655,816)
Net increase (decrease) in net assets applicable to common shares from operations	48,475,797	20,580,558
Distributions to Common Shareholders
Dividends	(16,755,483)	(35,034,265)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,755,483)	(35,034,265)
Capital Share Transactions
Common Shares:
Issued in Merger	—	160,226,114
Cost of shares repurchased and retired through tender offer	—	(142,860,745)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	17,365,369
Net increase (decrease) in net assets applicable to common shares	31,720,314	2,911,662
Net assets applicable to common shares at the beginning of period	584,097,984	581,186,322
Net assets applicable to common shares at the end of period	$615,818,298	$584,097,984

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended September 30, 2019 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$48,475,797
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(56,719,969)
Proceeds from sales and maturities of investments	45,617,276
Premiums received (paid) for interest rate swaps	1,465
Taxes paid	(1,048)
Amortization (Accretion) of premiums and discounts, net	5,636,496
(Increase) Decrease in:
Receivable for interest	(261,645)
Receivable for investments sold	92,248
Receivable for variation margin on future contracts	346,875
Receivable for variation margin on swap contracts	295,819
Other assets	(9,064)
Increase (Decrease) in:
Payable for interest	182,376
Payable for investments purchased	10,275,162
Payable for variation margin on future contracts	69,188
Accrued management fees	30,073
Accrued Trustees fees	5,454
Accrued other expenses	(124,720)
Net realized (gain) loss from investments	(949,520)
Change in net unrealized (appreciation) depreciation of investments	(65,667,506)
Net cash provided by (used in) operating activities	(12,705,243)
Cash Flows from Financing Activities
Proceeds from reverse repurchase agreements	64,000,000
Repayments of repurchase agreements	(14,250,000)
Increase (Decrease) in cash overdraft	(6,716,445)
Cash distributions paid to common shareholders	(16,936,232)
Net cash provided by (used in) financing activities	26,097,323
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	13,392,080
Cash and cash collateral at brokers at the beginning of period	7,874,566
Cash and cash collateral at brokers at the end of period	$21,266,646

Supplemental Disclosures of Cash Flow Information
Cash paid for interest (excluding leverage costs)	$2,547,029

See accompanying notes to financial statements.

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

	Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Year Ended 3/31:
2020(e)	$21.35	$0.37	$1.40	$1.77	$(0.61)	$—	$(0.61)	$22.51	$22.29
2019	21.96	1.08	(0.45)	0.63	(1.24)	—	(1.24)	21.35	20.52
2018	21.41	1.18	0.61	1.79	(1.24)	—	(1.24)	21.96	20.79
2017	22.09	1.22	(0.62)	0.60	(1.28)	—	(1.28)	21.41	20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24

	Borrowings at
	the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Year Ended 3/31:
2020(e)	$—	$—
2019	—	—
2018	90,175	7,445
2017	90,175	7,281
2016	89,500	7,532
2015	89,500	7,839

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.39%	11.76%	$615,818	1.88	%*	3.40	%*	6%
3.06	4.97	584,098	1.64		5.12		4
8.47	5.42	581,186	1.34		5.37		6
2.66	2.70	566,432	1.21		5.48		11
1.63	8.66	584,597	1.13		5.93		16
14.61	15.75	612,075	1.07		6.04		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)
●  Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

●  The expense ratios reflect, among other things, all interest expense and other costs related to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Year Ended 3/31:
2020(e)	0.89%*
2019	0.63
2018	0.47
2017	0.33
2016	0.22
2015	0.19

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended September 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Taxable Municipal Income Fund (NBB) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on December 4, 2009.
The end of the reporting period for the Fund is September 30, 2019, and the period covered by these Notes to Financial Statements is for the six months ended September 30, 2019 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and the Fund’s financial statements have been adjusted accordingly.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s (NAV) (as may be the case in non-U.S.

Notes to Financial Statements (Unaudited) (continued)
markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$807,652,073	$—	$807,652,073
Investments in Derivatives:
Futures Contracts**	5,192,758	—	—	5,192,758
Interest Rate Swaps**	—	(2,182,950)	—	(2,182,950)
Total	$5,192,758	$805,469,123	$—	$810,661,881

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$53,090,000
Floating rate obligations: externally-deposited Inverse Floaters	139,190,000
Total	$192,280,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$53,090,000
Average annual interest rate and fees	2.12%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$53,090,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	139,190,000
Total	$192,280,000

Notes to Financial Statements (Unaudited) (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$56,719,969
Sales and maturities	45,617,276

Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$173,047,899

*  The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivative		(Liability) Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts			Payable for variation
		—	$ —	margin on futures contracts*	$5,192,758

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

		Net Realized	Change in net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$(30,946,930)	$10,680,142

Interest Rate Swap Contracts
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$67,666,667

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation
		margin on swap contracts**^	$(2,182,950)	—	$ —

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^
Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

		Net Realized	Change in Net Unrealized
Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Risk Exposure	Instrument	Swaps	Swaps
Interest rate	Swaps	$(10,231,106)	$2,212,931

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares during the Fund’s current and prior fiscal period, where applicable were as follows:

	Six Months
	Ended	Year Ended
	9/30/19	3/31/19

Common shares:
Issued in the Merger	—	7,732,879
Repurchased and retired through tender offer	—	(6,838,973)

Tender offer:
Price per common share	—	$20.86
Discount per common share	—	0.00%

6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$567,060,079
Gross unrealized:
Appreciation	$191,259,347
Depreciation	(3,774,011)
Net unrealized appreciation (depreciation) of investments	$187,485,336

Tax cost of futures contracts	$5,192,758
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of swaps	$623
Net unrealized appreciation (depreciation) of swaps	(2,182,950)

Permanent differences, primarily due to bond premium amortization adjustments, reorganization adjustments, nondeductible reorganization expenses, and treatment of notional principal contracts, resulted in reclassifications among the Fund’s components of common share net assets as of March 31, 2019, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2019, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$246,428
Undistributed net long-term capital gains	—

[1]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2019, and paid on April 1, 2019.

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2019 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$34,942,192
Distributions from net long-term capital gains	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (Unaudited) (continued)
As of March 31, 2019, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$8,789,496
Long-term	24,118,958
Total	$32,908,454

A portion of NBB’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of September 30, 2019, the complex-level fee for the Fund was 0.1570%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Fund Leverage
Reverse Repurchase Agreements
During the current fiscal period, the Fund entered into a reverse repurchase agreement as a means of leverage.
In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will earmark assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.
Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.
As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreement were as follows:

		Principal			Value and
Counterparty	Coupon	Amount	Maturity	Value	Accrued Interest
Wells Fargo Bank, N.A.	2.54%	$(156,925,000)	11/15/19	$(156,925,000)	$(157,123,971)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreement were as follows:

Average daily balance outstanding	$147,378,552
Weighted average interest rate	2.81%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

		Collateral
	Reverse Repurchase	Pledged to	Net
Counterparty	Agreements**	counterparty***	Exposure
Wells Fargo Bank, N.A.	$(157,123,971)	$157,123,971	$ —

**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be

Notes to Financial Statements (Unaudited) (continued)
limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.
10. Subsequent Events
Reverse Repurchase Agreements
During October 2019, the Fund increased the balance on its reverse repurchase agreement to $158,425,000.

Additional Fund
 Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NBB
Common Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Bloomberg Barclays Taxable Municipal Long Bond Index: A rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in the index have effective maturities of 10+ years. Index returns assume reinvestment of distri- butions, but do not reflect any applicable sales charges or management fees.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
●
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
●	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
●
Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

●
Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

●
Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

●
Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

●
Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

●
Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

●	with respect specifically to closed-end funds, such initiatives also included:
●●
Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

●●
Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

●●	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and
●●
Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three-and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and in the second quartile for the five-year period. Although the Fund’s performance was below its benchmark for the one- and five-year periods, the Fund outperformed its benchmark for the three-year period. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. In addition, the Board was aware of the merger of Nuveen Build America Bond Opportunity Fund (NBD) into the Fund which was effective November 19, 2018. In connection with the merger, the Fund’s contingent term provision was also eliminated and certain of the Fund’s principal investment policies were modified. The Board recognized that the performance prior to the effective date would not reflect such changes.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below its respective peer averages. Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients.
With respect to the Adviser and/or the Sub-Adviser, in conjunction with non-municipal funds, such other clients may include retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen. With respect to affiliated sub-advisers, in conjunction with non-municipal funds, the Board reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.
With respect to the Adviser and/or the Sub-Adviser, in conjunction with municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, in conjunction with municipal funds, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. In addition, with respect to the Nuveen closed-end funds, the Independent Board Members

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-C-0919D 1000795-INV-B-11/20

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a) See Portfolio of Investments in Item 1.
(b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Taxable Municipal Income Fund
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary
Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)
Date: December 5, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: December 5, 2019